SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________

Date of Report (Date of Earliest Event Reported): December 8, 2004

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17506	06-1193986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

(b) Elaine J. Eisenman has notified the Registrant of her intention to resign as a director of the Registrant when her term expires at the Registrant’s 2005 Annual Meeting of Stockholders and, as such, she will not be seeking re-election. Mrs. Eisenman did not resign as the result of a disagreement with the Registrant.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2004

UST INC.
By:	/s/Debra A. Baker
	Name:	Debra A. Baker
	Title:	Senior Vice President and Secretary

3